UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2020
CHUY’S HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-35603	20-5717694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1623 Toomey Rd.
Austin, Texas 78704
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHUY	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 30, 2020, at the 2020 Annual Meeting of Stockholders of Chuy’s Holdings, Inc. (the “Company”), the Company’s stockholders approved the Chuy’s Holdings, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”). The 2020 Plan provides that the Company may grant options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards (including performance-based restricted shares and restricted stock units), other share-based awards, other cash-based awards, or any combination of the foregoing to employees, non-employee directors and consultants of the Company.
For additional information regarding the 2020 Plan, see “Proposal 3-Approval of the Chuy’s Holdings, Inc. 2020 Omnibus Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 10, 2020 (the “Proxy Statement”).
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the 2020 Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On July 30, 2020, the Company held its 2020 Annual Meeting of Stockholders. All matters submitted for approval by the Company’s stockholders, as described in the Company’s Proxy Statement, were approved. The number of shares of common stock entitled to vote at the Company’s 2020 Annual Meeting of Stockholders was 16,644,412, representing the number of shares outstanding as of June 2, 2020, the record date for the annual meeting.
The results of each matter voted on were as follows:
1.    Election of directors. The following directors were elected for terms expiring at the 2023    annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Steve Hislop	13,419,397	672,654	1,947,765
Jon Howie	12,126,156	1,965,895	1,947,765
2.    Approval, on an advisory basis, of the compensation of the Company's named executive officers. The compensation of the Company's named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,799,437	261,904	30,710	1,947,765

3.    Approval of the Chuy’s Holdings, Inc. 2020 Omnibus Incentive Plan. The 2020 Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,866,335	211,757	13,959	1,947,765

4.     Ratification of appointment of RSM US LLP as the Company’s independent registered             public accounting firm for 2020. The appointment was ratified.

Votes For	Votes Against	Abstentions
15,840,867	149,686	49,263

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Chuy's Holdings, Inc. 2020 Omnibus Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUY’S HOLDINGS, INC.

By:	/s/ Jon W. Howie
Name: Jon W. Howie Title: Vice President and Chief Financial Officer

Date: July 31, 2020